UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2020

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4582 SOUTH ULSTER STREET

SUITE 1700, DENVER, CO 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 757-8101

NOT APPLICABLE

(Former name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Aimco Investment and Management Company Class A Common Stock	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act.  ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On November 11, 2020, Apartment Investment and Management Company (the “Company”) received from Land & Buildings Investment Management, LLC, together with its affiliates (collectively, “Land & Buildings”), written consents from holders of outstanding shares of the Company’s common stock as of the November 4, 2020 record date for Land & Buildings’ consent solicitation to call a special meeting with respect to proposals to (i) approve a non-binding resolution urging the board of directors to put any proposed separation or spin-off involving the Company to a vote of the Company’s stockholders at a duly called meeting of stockholders and to refrain from proceeding with any such separation or spin-off involving the Company unless approved by a vote of a majority of the Company’s stockholders and (ii) transact such other business as may properly come before the special meeting.

Although the votes have not yet been certified, based on a preliminary report provided by First Coast Results, Inc. (the “Inspector”), the independent inspector of election, such written consents represent 64,371,450 shares of the Company’s common stock, which is approximately 43.24% of the shares entitled to vote at a special meeting and would be in excess of the 25% of shares entitled to vote necessary to call a special meeting under the Company’s Amended and Restated By-Laws. Additional written consents and revocations of consent were delivered to the Company on November 16, 2020 and are not reflected in the Inspector’s preliminary report. The Company will amend this Current Report to disclose the results of Land & Buildings’ consent solicitation once the final results have been certified by the Inspector.

ITEM 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are furnished with this report:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 17, 2020

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Paul Beldin
Paul Beldin
Executive Vice President and Chief Financial Officer

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